Exhibit 10.1

TRANSITION AGREEMENT

This Transition Agreement (“Agreement”) is entered into by and between Arcadia Biosciences, Inc., a Delaware corporation (“Company”) and Matthew Plavan (“Executive”), effective as of September 3, 2021 (“Effective Date”). The parties agree as follows:

1. Background and Purpose.

1.1 Employment. Executive currently is employed as the Chief Executive Officer of the Company pursuant to that certain Employment Agreement dated October 1, 2019.

1.2 Severance Agreement. As part of his employment, Executive and the Company entered into Severance and Change In Control Agreement dated September 1, 2019 (“Severance Agreement”).

1.3 Transition. In the event Executive’s employment with the Company terminates in 2021, the Company and Executive desire to specify certain consulting services that will be provided by Executive and certain severance rights that will be provided to Executive, on the terms and conditions as set forth in this Agreement.

2. Transition Consulting. If after the Effective Date Executive is terminated by the Company without Cause and the effective date of such termination is a date certain before December 1, 2021, then the Company and Executive shall, no later than the effective date of such termination, enter into a consulting agreement in the form attached hereto as Exhibit A (“Consulting Agreement”).

3. Separation Agreement.

3.1 Company Termination. If after the Effective Date the Company notifies Executive in writing of his termination of employment with the Company (i) without Cause and with an effective date of termination on a date certain before December 1, 2021 or (ii) for any reason with an effective date of termination on a date certain within the month of December 2021, then on the effective date of such termination, the Company and Executive shall execute and deliver to each other a Separation and Release Agreement in the form attached hereto as Exhibit B, in the case of termination pursuant to part (i) of this Section 3.1 (“Pre-December Separation Agreement”), or in the form attached hereto as Exhibit C, in the case of termination pursuant to part (ii) of this Section 3.1 (“December Separation Agreement”).

3.2 Executive Resignation. If Executive notifies the Company in writing on or after November 15, 2021 that he will resign his employment with the Company as of a date certain within the month of December 2021, then on the effective date of such resignation, the Company and Executive shall execute and deliver to each other the December Separation Agreement in the form attached hereto as Exhibit C.

3.3 Other Termination. If Executive’s employment with the Company terminates for a reason or in a manner not described in Section 3.1 and 3.2 above, or if Executive does not execute and deliver the Consulting Agreement, Pre-December Separation Agreement or the December Separation Agreement in the manner required pursuant to Sections 2, 3.1 and 3.2, then any severance or other benefits payable to Executive in connection with such termination shall be governed by the Severance Agreement.

4. Definition of Cause. For purposes of this Agreement, the term “Cause” shall have the meaning given to such term in the Severance Agreement.

5. Miscellaneous.

5.1. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

5.2. Governing Law. This Agreement shall be governed by the laws of the State of California, notwithstanding its conflict of laws provisions.

5.3. Severability. If any provision of this Agreement is held to be invalid, void or unenforceable for any reason, the remaining provisions shall nevertheless continue in full force and effect.

5.4. Headings. The headings in this Agreement are only for convenience and are not to be considered in construing this Agreement.

5.5 Attorney’s Fees. Each party shall bear its/his own attorney’s fees in the preparation and review of this Agreement. Should suit, action, or arbitration be instituted to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its/his costs and reasonable attorney’s fees.

5.6 Entire Agreement, Modification, Successors. Except as otherwise provided herein, this Agreement contains the entire Agreement between the parties hereto with regard to the subject matters discussed herein and supersedes all prior oral and/or written agreements if any. This Agreement may be modified, and any provision of this Agreement may be waived, only by the further written agreement of the parties hereto. This Agreement will bind the heirs, personal representatives, successors and assigns of the parties, and inure to the benefit of the parties, and their heirs, successors and assigns.

5.7 Notices. Any notice, consent, waiver, and other communication under this Agreement shall be in writing, and any written notice or other document shall be deemed to have been duly given and received (a) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; (b) upon confirmation of a receipt of a facsimile transmission; (c) if hand delivered, upon delivery against receipt or upon refusal to accept the notice; (d) if delivered by a recognized overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such party at the address set forth below or at the most recent address specified through written notice under this provision; or (e) if delivered via email, upon confirmation of receipt. Failure to conform to the requirement that mailing be done by registered mail or certified mail shall not defeat the effectiveness of notice actually received by the addressee. Unless otherwise provided for in this Agreement, notices should be sent to the following addresses:

If to Executive:

E-mail:

If to the Company:

Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 105

Davis, CA 95618

With a copy to Arcadia Corporate Counsel (which shall not constitute notice):

Mike DeAngelis

Weintraub Tobin Chediak Coleman Grodin

400 Capitol Mall, 11th Floor

Sacramento, California 95814

[SIGNATURE PAGE TO FOLLOW]

The parties have executed this Transition Agreement as of the date first above written.

COMPANY:	EXECUTIVE:
Arcadia Biosciences, Inc, a Delaware corporation By: /s/ Kevin Comcowich Kevin Comcowich, Chair of the Board of Directors	/s/ Matthew Plavan Matthew Plavan

Exhibit A

Form of Consulting Agreement

This Consulting Agreement (this “Agreement”), effective as of _________________, 2021 (the “Effective Date”), is by and between ARCADIA BIOSCIENCES, INC. (the “Company”), and MATTHEW PLAVAN (the “Consultant”). The Company and the Consultant are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

BACKGROUND

a)
The Consultant previously served as the CEO of the Company and possesses certain qualifications, experience, and expertise relevant to the Company’s business.

b)
The Company desires to contract with the Consultant, and the Consultant desires to contract with the Company, on a limited basis, to provide certain professional business consulting and advisory services to the Company during a short transition period following his departure from the Company.

ACCORDINGLY, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

AGREEMENT

1.
Independent Contractor Relationship.

a.
The Company and Consultant agree to enter into a business-to-business relationship and Consultant’s engagement and provision of the services hereunder will be as an independent contractor to the Company. Consultant is not, and will not be considered to be, an employee, joint venturer, or partner of the Company or any of the Company’s owners or affiliates for any reason. The Company will not direct or supervise the means by which Consultant achieves the objectives and goals he has been retained by the Company to achieve. However, the Company does have authority to approve and control the ultimate outcome of any service Consultant provides so as to ensure the Company is receiving the benefit of its bargain.

b.
As an independent contractor to the Company, Consultant will be solely responsible for all federal, state, and/or local, employment (including self-employment), income, social security and other similar levies and taxes on payments made to him under this Agreement. Consultant agrees that as an independent contractor, he is not entitled to, and the Company has no obligation to provide him with, any form of employee benefits, including, but not limited to, wages, health or other insurance coverage, unemployment or state disability contributions, pension or retirement benefits, paid sick or vacation leave, other paid or unpaid leave, or any other such benefit that may be available to employees of the Company.

c.
The Consultant will not have any authority to act for or to bind the Company or any of the Company’s affiliates in any way except as expressly authorized in advance by the Company’s CEO, and the Consultant will not (i) hold himself out as having the power to make commitments to others on behalf of the Company or any of the Company’s affiliates without the Company’s prior written consent; (ii) incur expenses on the Company’s behalf or extend credit in the name of the Company or any of the Company’s affiliates without the Company’s prior written consent; or (iii) except with respect to the Consultant’s provision of the consulting services, make any representations or warranties on behalf of the Company or any of the Company’s affiliates without the Company’s prior written consent.

2.
Consulting Services.

During the Term, and in accordance with the conditions, provisions and terms contained in this Agreement, the Consultant will provide certain consulting services to the Company as outlined in the Statement of Work attached as Exhibit A, or as requested by the CEO of the Company from time to time (the “Consulting Services”). Consultant shall use his best efforts to perform the Consulting Services such that the results are satisfactory to the Company. Consultant will report to the Company’s CEO concerning the Consulting Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the Company.

3.
Term.

This Agreement will be effective for the period commencing on the Effective Date stated above and ending on November 30, 2021 (the “Term”); provided, however, that the Parties may extend the Term through the execution of a mutually acceptable written amendment to this Agreement.

Notwithstanding the immediately preceding paragraph, Consultant may terminate this Agreement at any time upon twenty (20) days’ written notice. Also, should Consultant default in the performance of the Consulting Services under this Agreement or materially breach any of his duties or obligations under the Agreement, the Company may terminate this Agreement immediately.

In the event of termination: (i) Consultant shall promptly discontinue all work hereunder (unless the notice from the Company provides otherwise); (ii) Consultant shall deliver, or otherwise make available to, the Company, all data, drawings, specifications, reports, estimates, summaries and such other information and materials as may have been created or otherwise accumulated by Consultant in performing the Consulting Services, whether completed or in progress; and (iii) the Company shall compensate Consultant through the termination date for Consulting Services actually performed hereunder in accordance with the rates set forth herein.

4.
Time Devoted; Accessibility.

During the Term, and subject to Exhibit A hereto, the Consultant will devote his best abilities, efforts, energies, interest and time to the Company’s affairs and business as needed to provide the Consulting Services and as requested by the Company. While Consultant will make himself reasonably accessible to the Company during the Term of this Agreement, he is not obligated to provide services exclusively to the Company and is free to provide consulting services to others during the Term of the Agreement.

5.
Duties and Obligations of Consultant.

Consultant shall at all times perform his Consulting Services with a high degree of professional skill and diligence and in accordance with all applicable law, statutes, and regulations. Consultant shall be responsible, to the level of competency presently maintained by others in the profession performing the same type of work, for the professional and technical soundness, accuracy and adequacy of all work and materials furnished under this Agreement. In providing Consulting Services, Consultant shall also conduct himself in relation to all of the Company’s employees, clients, affiliates, and agents, in a professional and respectful manner. Consultant shall comply with all applicable laws and shall not harass, discriminate, retaliate, defame, disparage, or in any other way engage in inappropriate conduct toward any employee, client, affiliate, or agent of the Company. Consultant shall not use or disclose, or suffer or permit any of his employees or agents to use or disclose, any information received from the Company during the performance of the Consulting Services, for his own benefit, profit, or gain, or the benefit, profit, or gain by another individual or entity. Consultant shall issue no public announcement or press release relating to his retention by the Company hereunder without the express prior agreement of the Company.

6.
Fees.

As compensation for the Consulting Services, the Company will pay Consultant according to the compensation schedule set forth in Exhibit A. No compensation for travel, meals, mileage, or per diem allowances shall be payable to Consultant unless shown on Exhibit A or otherwise approved by the Company in advance of any expense being incurred. Consultant otherwise is responsible for all costs and expenses he incurs in the performance of the Consulting Services under this Agreement. Unless otherwise specified in Exhibit A, Consultant shall submit invoices to the Company each month for the Consulting Services rendered hereunder, which invoices shall be paid within fifteen (15) days of receipt by the Company. Should the Company dispute any part of an invoice submitted by Consultant, the basis of such dispute shall be delivered by the Company to Consultant, in writing, within five (5) calendar days of the subject invoice transmittal date. If no such notice from the Company is received by Consultant, the invoice shall be deemed approved by the Company.

7.
Restrictive Covenants.

a.
Confidential Information. Consultant acknowledges, agrees and understands that the Company’s confidential information constitutes a valuable asset of the Company that

Consultant may not convert to his own use or to the benefit of any person or entity except the Company. Consultant further acknowledges and agrees that during his engagement by the Company, he may have access to and become acquainted with various confidential, proprietary, and/or trade secret information belonging to the Company and/or the Company’s clients, including but not limited to, the Company’s (or its client’s) business and financial information, marketing campaigns and strategies, business methods and prospects, client lists, target lists, employment and internal operation information, login and password information, strategies, formulas, and other similar information and records. Consultant agrees that he will not disclose any of the Company’s confidential information, or the confidential information of its clients, directly or indirectly, or use any of the information in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of Consultant’s engagement by the Company. Consultant also agrees to perform his services pursuant to this Agreement under privilege until the work product prepared by Consultant has become a matter of public record. Prior to any work product becoming a matter of public record, Consultant shall keep confidential and not disclose to any person, firm, or corporation, unless authorized by the Company in writing, any information relating to his work or a particular project. All documents, designs, drawings, drafts, studies, graphics, photographs, work papers, memoranda, and/or and reports (whether hard copy or electric versions) prepared by Consultant for the Company (or its client) under this Agreement shall be considered to be the property of the Company on payment for services performed by Consultant.

b.
Non-Solicitation. During the Term of this Agreement, and to the fullest extent permitted by law, for a period of two years after termination of the Agreement, Consultant agrees and covenants that he will not, on Consultant’s own behalf or on behalf of any other person or entity, induce or solicit, directly or indirectly, any employee or contractor of the Company to terminate their relationship with the Company.

8.
Ownership of Contracts, Deliverables and Intellectual Property.

The Consultant acknowledges, agrees and understands that the Company’s respective intellectual property rights are exclusively and solely the property of the Company and/or the Company’s clients or affiliates, as applicable, and that all use of such intellectual property rights inures to the benefit of the Company and/or the Company’s clients or affiliates. The Consultant acknowledges, agrees and understands that the Company owns all contracts entered into among and by the Company and any other person.

9.
Insurance.

At his sole cost, Consultant shall procure, carry, and maintain in force continuously during the life of this Agreement, all forms of insurance, if any, applicable to his profession and business as related to the Consulting Services provided to the Company. Examples of such insurance that may be applicable are: a) workers’ compensation insurance, as may be required by law if he has employees; b) the minimum auto liability insurance required under California law; and c) any professional errors and omissions insurance.

10.
Arbitration.

a.
The Parties agree that they will act in good faith and act reasonably and promptly to resolve, by negotiation, any dispute that may arise under or related to this Agreement. The Parties agree that if any dispute between them that relates to the Consulting Services performed under this Agreement, or the terms of this Agreement, shall be submitted to binding arbitration pursuant to the Federal Arbitration Act. The arbitration shall be conducted by and pursuant to the rules of Judicial Arbitration and Mediation Services (“JAMS”) in effect at the time of the initiation of the arbitration and the decision of the Arbitrator shall be binding on the Parties. Each party shall bear their own costs at arbitration, but the Parties agree that the arbitrator shall have the authority to award the costs of arbitration, including reasonable attorney’s fees, to the prevailing party. The written decision of the Arbitrator shall be final and binding. This arbitration agreement shall be deemed to be a self-executing arbitration agreement. Any dispute concerning the interpretation or the enforceability of this section, including, without limitation, its revocability or voidability for any cause, any challenges to the enforcement or the validity of this Agreement, or this section, or the scope of arbitrable issues under this section, and any defense relating to the enforcement of this section, including, without limitation, waiver, estoppel, or laches, shall be decided by an arbitrator in accordance with this section and not by a court of law. The venue of the arbitration shall be in Yolo County, California. The arbitration process shall be initiated by one Party delivering a written request for arbitration to the other Party. The written request must be received by the other Party within the time limits that would otherwise apply to the filing of a civil complaint in court. The written request for arbitration shall identify and describe the nature of the issues in dispute. After the arbitration is initiated by the service of a written request for arbitration by one Party to the other Party, the parties shall select a neutral arbitrator within 30 days. If the Parties are unable to agree upon a neutral arbitrator within 30 days, they will obtain a list of five neutral arbitrators from JAMS and shall then strike names alternatively until one arbitrator’s name remains. The arbitration shall then commence pursuant to the rules and schedules imposed by the JAMS and/or the arbitrator. Nothing in this Section prohibits the Parties from submitting their dispute to mediation. However, if the dispute is not resolved in mediation, it shall be submitted to binding arbitration pursuant to this Agreement.

11.
Miscellaneous.

a.
Assignment. The Company may assign this Agreement in the event of a sale or transfer of the Company’s business. Consultant may not assign this Agreement without the Company’s prior written consent.

b.
Governing Law. This Agreement shall be governed by the laws of the State of California.

c.
Entire Agreement. This Agreement represents the entire and integrated agreement between the Company and Consultant with respect to subject matters discussed herein and supersedes all prior negotiations, representations, or agreements. In the event of a conflict between the terms of this Agreement, and any proposal, contract or other writing, the terms of this Agreement shall prevail. This Agreement is to be construed fairly and not in favor of or against any Party, regardless of which Party or Parties drafted or participated in the drafting of its terms.

d.
Notice. Written notices hereunder shall be deemed sufficient if either hand-delivered or delivered to the other Party via a nationally-recognized overnight carrier (such as Federal Express or UPS), at the appropriate address for the Party reflected below. The notice shall be deemed delivered on the date of receipt by the other Party.

If to Consultant:

Matthew Plavan

____________________________

____________________________

If to Company:

Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 105

Davis, CA 95618

With a copy to Arcadia Corporate Counsel:

Mike DeAngelis

Weintraub Tobin Chediak Coleman Grodin

400 Capitol Mall, 11th Floor

Sacramento, California

e.
Successors and Assigns. All of the provisions of this Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective heirs, if any, successors, and assigns.

f.
Headings. Section headings in this Agreement are descriptive and not considered to be a part of this Agreement or to be a full and accurate description of the contents hereof.

g.
Waiver. Waiver of a right by a Party hereto will not operate or be construed as a continuing waiver.

h.
Modification or Amendment. No amendment, change or modification of this Agreement will be valid unless in writing signed by the Parties hereto.

i.
Unenforceability of Provisions. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement will nevertheless remain in full force and effect.

j.
Attorneys’ Fees. If the services of an attorney are required by any Party to secure the performance of this Agreement or otherwise upon the breach or default of another party to this Agreement, or if any judicial remedy or arbitration is necessary to enforce or interpret any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing party will be entitled to attorneys’ fees, costs and other expenses, in addition to any other relief to which such Party may be entitled.

By signing below, the Parties agree to be bound by the obligations set forth in this Agreement, as well as the Statement of Work attached as Exhibit A.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

COMPANY:

ARCADIA BIOSCIENCES, INC.

By:__________________________________

Title:_________________________________

CONSULTANT:

_______________________________________

MATTHEW PLAVAN

EXHIBIT “A”

STATEMENT OF WORK

Consulting Services:

Consultant shall provide the following Consulting Services to the Company:

provide professional business consulting and advisory services in support of the Company’s strategic initiatives as requested and directed from time to time by the Company’s Chief Executive Officer.

Consultant’s Fees:

$30,833 per month for Consulting Services, pro-rated for partial months of Consulting Services.

Pursuant to Section 6 of the Consulting Agreement, Consultant must submit an invoice to the Company each month during the Term of the Consulting Agreement reflecting the Consulting Services provided during that month, and the corresponding amount of time spent on such Consulting Services.

Exhibit B

Form of Separation Agreement With Consulting Agreement

This Separation and Release Agreement ("Agreement") is entered into by and between MATTHEW PLAVAN (“Plavan” or “Employee”) on the one hand and ARCADIA BIOSCIENCES, INC., a Delaware corporation (“Arcadia” or “Company”) on the other hand. The parties may hereinafter be referred to individually as a "Party" or collectively as the "Parties."

BACKGROUND

a)
Plavan is currently employed as the Chief Executive Officer of Arcadia pursuant to that certain Employment Agreement dated October 1, 2019 (“Employment Agreement”).

b)
As part of his employment, Plavan signed a Confidentiality and Invention Assignment Agreement, dated February 5, 2021 (“CIA Agreement”), which remains in full force and effect, and a Severance and Change In Control Agreement made effective as of September 1, 2019 (“Severance Agreement”).

c)
Plavan holds the stock options that were granted pursuant to the Company’s 2015 Omnibus Equity Incentive Plan (“Plan”).

d)
The Company provided Plavan with notice of his employment termination on _____________, 2021, and his termination shall be effective ________________, 2021.

e)
IF APPLICABLE: Arcadia desires to retain Plavan as a consultant after the effective date of his resignation and Plavan desires to provide consulting services to Arcadia pursuant to a separate consulting agreement to be entered into by the Parties.

For and in consideration of the mutual promises and covenants in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

TERMS OF AGREEMENT

1.
Separation. The Company has notified Plavan that his employment with Arcadia shall end on _________, 2021 (“Separation Date”). As of the Separation Date, Plavan will no longer be an employee of the Company. Plavan hereby resigns from all other positions he has with Arcadia or any affiliate of Arcadia, including without limitation as a director, manager, employee or agent of Arcadia or any of its affiliates.

2.
Accrued Salary and Vacation. On the Separation Date the Company will pay Plavan all accrued salary, and all accrued and unused vacation earned through the Separation

Date, subject to all required payroll deductions and withholdings. Plavan is entitled to these payments regardless of whether or not he signs this Agreement.

3.
Consulting Agreement. Arcadia agrees to retain Plavan as a consultant for a limited period commencing on the Separation Date, and continuing through November 30, 2021 pursuant to the terms and conditions set forth in the Consulting Agreement attached hereto as Exhibit A (“Consulting Agreement”).

4.
Stock Options. Subject to the terms of this Agreement, if Plavan does not revoke acceptance of this Agreement or the releases contained herein, then on the later of the Separation Date and the Effective Date (as defined in Section 32 of this Agreement), Plavan will be entitled to the benefits described in this Section 4.
a)
Plavan holds options to purchase shares of the Company’s common stock (“Options”) that were granted pursuant to the Plan, the rights of which Options are set forth in stock option agreements for these Options (“Stock Option Agreements”) and the Plan. Each Option is described on Exhibit B.
b)
As consideration for the releases contained herein and subject to the terms of this Agreement, on the Separation Date the Company agrees to (i) cause the Options to vest with respect to all shares of the Company’s common stock subject thereto and (ii) allow Plavan to exercise vested Options until the thirty (30) month anniversary of the Separation Date, or such earlier date as may be provided in the Plan and the applicable Stock Option Agreements in circumstances other than the termination of Plavan’s employment with the Company (collectively, the “Option Amendments”).
c)
The Options shall continue to be governed by the terms of the Stock Option Agreements and the Plan, except as specifically modified by the terms of this Section 4.
d)
The Option Amendments shall be conditioned upon and subject to Plavan’s compliance with the obligations imposed by this Agreement, the Consulting Agreement and the CIA Agreement. Plavan’s violation of this Agreement, the Consulting Agreement or the CIA Agreement shall entitle the Company to terminate the Option Amendments by written notice to Plavan.
e)
Plavan understands and agrees that to the extent that he is in position of material nonpublic information about the Company or its business partners, Plavan may not trade the Company’s common stock until such information is absorbed by the market following public announcement of it by the Company or another authorized party, or until such time as the information is no longer material. The foregoing restriction does not apply to Plavan’s exercise of the Options, but the sale of the stock issued upon exercise of the Options is subject to the foregoing restrictions.

5. Health Insurance Benefits. Plavan’s right to continue to participate in any of the health insurance benefit plans and programs of Arcadia in effect as of the Separation Date shall be determined according to the terms and provisions of such programs and plans and applicable law. To the extent provided by the federal COBRA law or, if applicable, state insurance laws, and by the Company's current group health insurance policies, Plavan will be eligible to continue his group health insurance benefits should he chose to do so and the Company will provide him with a separate notice describing his rights and obligations under COBRA. Should Plavan elect to continue health insurance benefits under COBRA, Arcadia shall pay the premium payments for such benefits through the earlier of May 31, 2022, or such time as Plavan and/or his eligible dependents become covered under another health insurance plan. Plavan shall have a duty to notify Arcadia if he and/or his eligible dependents become covered under another health insurance plan prior to May 31, 2022, at which time Arcadia shall have the right to terminate further COBRA premium payments. Also, should Plavan not elect COBRA, this severance benefit shall be forfeited and Arcadia shall have no obligation to pay Plavan the value of the COBRA premium payment

6.
Separation Payments. In addition to the limited consulting arrangement Arcadia is offering Plavan as discussed in Section 3 of this Agreement, the Option Amendments as discussed in Section 4 of this Agreement, and the COBRA premium payments as discussed in Section 5 of this Agreement, the Company shall pay Plavan three separation payments (each a “Separation Payment”) on January 1, 2022, February 1, 2022 and March 1, 2022 . Each of the first and second Separation Payments shall be in amount equal to Sixty One Thousand Six Hundred Sixty Six Dollars ($61,666), which is equivalent to two months of Plavan’s base salary as of the Separation Date. The third Separation Payment shall be in an amount equal to One Hundred Forty Three Thousand Two Hundred Seventy Eight Dollars ($143,278), which is the equivalent to the sum of two months of Plavan’s base salary as of the Separation Date and the estimated pro-rated bonus that Plavan would have been entitled to receive pursuant to Section 3(a)(iv) of the Severance Agreement if Plavan were terminated without Cause (as defined in the Severance Agreement) on the Separation Date.

7.
Required Conditions for Issuance of Separation Benefits. To be eligible to receive the limited consulting arrangement, the Option Amendments, the COBRA premium payments, and the Separation Payments as discussed in Sections 3-6 of this Agreement (“Separation Benefits”) Plavan must:

a)
Sign and return this Agreement to Arcadia within twenty-one (21) calendar days from ____________, 2021 (which is the date the Agreement was provided to Plavan for review and consideration), and not revoke his acceptance once he signs the Agreement. Any negotiations or amendments made to the Agreement by the Parties following _____________, 2021 shall not extend the twenty-one (21) calendar day period.

b)
Support the internal and external messaging by Arcadia of his departure from the Company which supports the employees and the business objectives of the Company.

c)
Comply with all terms and conditions under this Agreement, as well as under the Consulting Agreement, and the CIA Agreement.

8.
Other Compensation or Benefits. Plavan acknowledges that the Separation Benefits are sufficient consideration provided to him in return for his execution of this Agreement and that he was not otherwise entitled to such Separation Benefits upon his separation of employment from Arcadia. Plavan further acknowledges that, except as expressly provided in this Agreement, he is not entitled to and will not receive, in connection with his employment with Arcadia, any additional compensation, benefits or severance after the Separation Date. Thus, for any Company sponsored employee benefits not referenced in this Agreement, Plavan will be treated as a terminated employee effective on the Separation Date.

9.
Expense Reimbursement. Plavan agrees that no later than five (5) days after the Separation Date, he will submit any final documented expense reimbursement statement reflecting all business expenses he incurred through the Separation Date, if any, for which he seeks reimbursement. The Company will reimburse Plavan for these expenses pursuant to its regular business practice.

10.
Return of Company Property. Plavan agrees to immediately return to the Company on the Separation Date, all Company documents (and all copies thereof) and other Company property in his possession or control, including, but not limited to, Company files, notes, drawings, memoranda, records, business plans and forecasts, reports, proposals, personnel information, financial information, specifications, computer-recorded information, tangible property (laptop computer, cell phone, PDA, etc.), entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof in whole or in part). Plavan agrees that he will make a diligent search to locate any such documents, property and information on or before the Separation Date. If Plavan has used any non-Company computer, hard drive, portable flash drive, server, cellular telephone, iPhone, iPod, Blackberry, PDA, or e-mail system to receive, store, review, prepare or transmit any Company confidential or proprietary data, materials or information, he agrees to immediately provide the Company with a computer-useable copy of such information and then permanently delete and expunge such Company confidential or proprietary information from those systems. Plavan further agrees to provide the Company access to such systems as requested to verify that the necessary copying and/or deletion is completed. By executing and returning this Agreement, Plavan is certifying that he will comply with his obligations herein to return all Company documents and information regardless of where he has maintained such Company property. Plavan’s compliance with the terms of this Section is a condition precedent to his eligibility to receive the Separation Benefits described above.

11.
Continuing Obligation to Protect Company’s Proprietary Information. Plavan acknowledges that by reason of his position with Arcadia, he was, or may have been, given access to confidential or proprietary information or materials respecting Company’s business affairs, or the business affairs of the Company’s customers, parent, subsidiaries, or affiliates. Such confidential information includes, but is not limited to, the Company’s business strategies, financial results, human resource and personnel documentation, contractual agreements between Company and other individuals or entities, strategies and ideas, compilation of information and records which are owned by Company and which are regularly used in operation of its business, procedures, written descriptions, processes, research projects, protocols or other tangible items and documentation, including computer programs, reports and marketing information. Plavan represents that he has held all such information in confidence and will continue to do so. Plavan further acknowledges and agrees to comply with his continuing obligations under the CIA Agreement to refrain from disclosing or using, for himself or another, any of the Company’s proprietary trade secret information.

12.
Non-Interference; Non-Solicitation. To the fullest extent permitted by law, Plavan agrees not to unlawfully interfere with any of the Company's contractual obligations or prospective business opportunities with others. Furthermore, Plavan agrees not to: (i) use any of the Company's confidential proprietary or trade secret information to contact, with the intent to solicit or solicit the business of any client, customer, creditor, or licensee of the Company; or (ii) during a period of two (2) years after the later of the Effective Date of this Agreement and the Separation Date, take any action to induce or solicit employees or independent contractors of the Company to sever their relationship with Arcadia and accept an employment or an independent contractor relationship with any other business. Plavan acknowledges that this Section 12 is a reasonable and necessary measure designed to protect the confidential proprietary and trade secret information of the Company, as well as its employment and business relationships, and does not prejudice Plavan in his ability to work in his trade or profession.

13.
Cooperation. In the event that Arcadia or any of its affiliates becomes involved in any legal action relating to events which occurred during Plavan’s employment with the Company, Plavan shall cooperate with the Company to the fullest extent possible in the preparation, prosecution, or defense of the Company and/or its affiliate, including, but not limited to, the execution of affidavits or documents, testifying, or providing information requested by Arcadia or its affiliates, such assistance to be provided at the expense of the Company or its affiliate.

14.
Confidentiality. The provisions of this Agreement, and any negotiations regarding the Agreement, will be held in strictest confidence by Plavan and will not be publicized or disclosed in any manner whatsoever; provided; however, that Plavan may disclose this Agreement to: (a) his immediate family; (b) in confidence to his attorneys, accountants, auditors, tax preparers, and financial advisors; and (c) insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law. In particular, and without limitation, Plavan agrees not to disclose the terms of this Agreement to any current or former Company employee or independent contractor both during his review of the Agreement and after his execution of the Agreement.

15.
Non-disparagement. Plavan agrees that he will forever refrain from disparaging the personal and/or professional reputation of the Company, or its officers, directors, employees, shareholders, or agents, in any manner likely to be harmful to it/them or its/their business, business reputation, or personal reputation. The Company agrees that it will not knowingly permit the disparagement of Plavan’s personal and/or professional reputation by any employee who has been authorized to speak on behalf of the Company. However, the Company has no control over, and will not be responsible for, the conduct of any individual who has not been authorized to speak on behalf of the Company. Plavan understands and agrees that this covenant not to disparage applies to both written and oral comments, as well as any comments posted on any social media or other Internet site. This provision does not prevent the Parties from responding accurately and fully to any question, inquiry or request for information when required by legal process.

16.
Release of Claims. Except as otherwise set forth in this Agreement, Plavan hereby releases, acquits and forever discharges the Company and its owners, officers, directors, shareholders, employees, agents, independent contractors, members, executors, partners, joint venturers, administrators, parent, subsidiaries, assigns, associates, affiliates, and attorneys, as well as all persons or companies acting by, under, through or in concert with any of them (the "Released Parties"), of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the execution date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with Plavan’s employment with the Company or the separation of that employment; claims or demands related to salary, vacation, fringe benefits, expense reimbursements, separation pay, equity or stock, or any other form of compensation; claims pursuant to any federal, state or local law, statute, or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Americans with Disabilities Act of 1990; the federal Employee Retirement Income Security Act of 1974, as amended; the federal Family and Medical Leave Act, as amended (the "FMLA"); the federal Age Discrimination in Employment Act; the federal Older Workers Benefit Protection Act; the Lilly Ledbetter Fair Pay Act; the California Fair Employment and Housing Act, as amended; the California Family Rights Act, as amended; the California Fair Pay Act; the California Labor Code; tort law; contract law; wrongful discharge; discrimination; harassment; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing ("Release"). This Release does not prohibit Plavan from participating in an Equal Employment Opportunity Commission ("EEOC") or other federal, state or local administrative agency investigation or proceeding. However, Plavan agrees to waive his right to monetary or other recovery should any claim be pursued with the EEOC or administrative agency on his behalf arising out of or related to his employment with and/or separation from the Company. In addition, this Release shall not be construed in any way to waive any rights or benefits that may not be waived pursuant to applicable law.

17.
No Actions or Claims. Plavan represents that he does not have pending, and will not file, in his name, or as a member of any class or representative action, any charges, complaints, grievances, arbitrations, lawsuits, or claims against the Released Parties, with any local, state or federal agency, union or court.

18.
Civil Code 1542 Waiver. In granting the Release, Plavan understands that this Agreement includes a release of all claims known or unknown. In giving his Release, which includes claims which may be unknown to him at present, Plavan acknowledges that he or it has read and understands Section 1542 of the California Civil Code which reads as follows: "A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor." Plavan hereby expressly waives and relinquishes all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to the release of any unknown or unsuspected claims he may have against the Released Parties.

19.
Voluntary Agreement.Plavan understands, represents, and agrees as follows:

a. In exchange for executing this Agreement, Plavan is receiving separate consideration beyond that which he is otherwise entitled to.

b. By signing this Agreement, Plavan is waiving, among other rights, all claims and rights under the Age Discrimination in Employment Act ("ADEA") and the Older Workers' Benefit Protection Act ("OWBPA"), 29 U.S.C. §621, et seq. Accordingly, Plavan understands that he has twenty one (21) days to consider this Agreement, but need not take the full twenty one (21) day period if he does not wish to do so. If Plavan signs this Agreement before the expiration of the twenty-one (21) day period, he acknowledges and represents that he did so voluntarily.

c. Plavan has seven (7) days to revoke his waiver under the ADEA and OWBPA after signing this Agreement. For Plavan’s revocation to be effective, he must give written notice of his revocation to the Company (in care of, and addressed to, the attention of the Company’s corporate counsel, Mike DeAngelis of Weintraub Tobin Chediak Coleman Grodin, at the address listed in Section 24 of this Agreement) prior to the expiration of the seven (7) day period (“Revocation Period”). Plavan understands and acknowledges that if he revokes his acceptance of this Agreement within the Revocation Period, he will not be entitled to, and Arcadia will not be obligated to provide him with, any of the Separation Benefits outlined in Sections 3-6 of this Agreement. In such circumstance, if payments or benefits to Plavan have already begun, Arcadia may immediately cease any further payments or benefits.

d. Plavan acknowledges that: i) he has carefully read this Agreement; ii) he understands its final and binding effect; iii) he has been advised, by the language of this provision, of his right to consult with an attorney prior to signing the Agreement; and iv) he understands the provisions of this Agreement and knowingly and voluntarily agrees to be legally bound by them.

20.
No Admission of Liability. Each of the Parties acknowledges that neither this Agreement, nor Arcadia’s granting of the Separation Benefits to Plavan pursuant to this Agreement, shall be taken or construed to be an admission or concession of any kind with respect to any alleged liabilities, all of which are expressly denied by the Parties.

21.
Waiver of California Civil Code Section 1654. Each of the Parties has had the opportunity to obtain advice of legal counsel prior to the execution of this Agreement, and understands fully the contents hereof. Therefore, this Agreement shall not be construed to have been drafted by any one Party and the Parties expressly waive the provisions of California Civil

Code §1654 to the extent that it requires an ambiguity to be interpreted against the drafting party.

22.
Attorney’s Fees. Each Party shall bear its/his own attorney’s fees in the preparation and review of this Agreement. Should suit, action, or arbitration be instituted to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its/his costs and reasonable attorney’s fees.

23.
Compliance with IRC Section 409A. To the extent IRC Section 409A should apply to the payments and benefits provided to Plavan under this Agreement, in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Plavan on account of non-compliance with Section 409A.

24.
Notices. Any notice, consent, waiver, and other communication under this Agreement shall be in writing, and any written notice or other document shall be deemed to have been duly given and received (a) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; (b) upon confirmation of a receipt of a facsimile transmission; (c) if hand delivered, upon delivery against receipt or upon refusal to accept the notice; (d) if delivered by a recognized overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such Party at the address set forth below or at the most recent address specified through written notice under this provision; or (e) if delivered via email, upon confirmation of receipt. Failure to conform to the requirement that mailing be done by registered mail or certified mail shall not defeat the effectiveness of notice actually received by the addressee. Unless otherwise provided for in this Agreement, notices should be sent to the following addresses:

If to Plavan:

____________________________

____________________________

If to Arcadia:

Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 105

Davis, CA 95618

With a copy to Arcadia Corporate Counsel:

Mike DeAngelis

Weintraub Tobin Chediak Coleman Grodin

400 Capitol Mall, 11th Floor

Sacramento, California 95814

25.
No Reliance upon Representations.Plavan acknowledges that in executing this Agreement, he has not relied upon any representation or statement made by Arcadia or any Released Party with regard to the subject matter, basis or effect of this Agreement.

26.
Entire Agreement, Modification, Successors. Except as otherwise provided herein, this Agreement contains the entire Agreement between the Parties hereto with regard to the subject matters discussed herein and supersedes all prior oral and/or written agreements if any. This Agreement may be modified only by the further written agreement of the Parties. This Agreement will bind the heirs, personal representatives, successors and assigns of the Parties, and inure to the benefit of the Parties, and their heirs, successors and assigns.

27.
Severability. If any part of this Agreement is determined to be illegal, invalid or unenforceable, the remaining parts shall not be affected thereby and the illegal, unenforceable or invalid part shall be deemed not to be part of this Agreement.

28.
Waiver. Waiver by any Party of the breach of any provision of this Agreement by the other Party will not operate or be construed as a continuing waiver.

29.
Governing Law. Any action to enforce this Agreement or any dispute concerning the terms and conditions of this Agreement and a Party’s performance of the terms and conditions of this Agreement, shall be governed by the laws of the State of California.

30.
Counterparts. This Agreement may be executed in duplicate originals, each of which shall be deemed an original, and together shall constitute one Agreement.

31.
Captions. All paragraph captions are for reference only and shall not be considered in construing this Agreement.

32.
Effective Date. This Agreement shall become effective on the eighth (8th) day following execution by Plavan, provided Plavan does not revoke the Agreement before then (the "Effective Date"). Upon the Effective Date, the Parties hereto agree to be bound by all of its terms and provisions of the Agreement.

The Parties hereto have each duly executed this Separation and Release Agreement as of the Signature Date set forth below.

Dated:______________, 2021 __________________________________________

MATTHEW PLAVAN

Dated:______________, 2021 ARCADIA BIOSCIENCES, INC.

By:______________________________________

Title:_____________________________________

[SIGNATURE PAGE TO SEPARATION AND RELEASE AGREEMENT]

Exhibit A

CONSULTING AGREEMENT

Exhibit B

STOCK OPTIONS

Grant Date	Shares Subject to Stock Options	Exercise Price Per Share
9/12/2016	6,250	$43.80
6/8/2017	11,250	$14.00
9/18/2018	47,200	$4.63
6/3/2019	26,000	$5.04
2/3/2020	76,000	$4.91
1/21/2021	250,000	$3.05
Total	416,700

Exhibit C

Form of Separation Agreement Without Consulting Agreement

This Separation and Release Agreement ("Agreement") is entered into by and between MATTHEW PLAVAN (“Plavan” or “Employee”) on the one hand and ARCADIA BIOSCIENCES, INC., a Delaware corporation (“Arcadia” or “Company”) on the other hand. The parties may hereinafter be referred to individually as a "Party" or collectively as the "Parties."

BACKGROUND

a)
Plavan is currently employed as the Chief Executive Officer of Arcadia pursuant to that certain Employment Agreement dated October 1, 2019 (“Employment Agreement”).

b)
As part of his employment, Plavan signed a Confidentiality and Invention Assignment Agreement, dated February 5, 2021 (“CIA Agreement”), which remains in full force and effect, and a Severance and Change In Control Agreement made effective as of September 1, 2019 (“Severance Agreement”).

c)
Plavan holds the stock options that were granted pursuant to the Company’s 2015 Omnibus Equity Incentive Plan (“Plan”).

d)
[Plavan provided Arcadia with notice of his resignation from the Company on ___________, 2021, and his resignation shall be effective _____________, 2021] OR[The Company provided Plavan notice of his employment termination on _____________, 2021, and his termination shall be effective ________________, 2021.]

For and in consideration of the mutual promises and covenants in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

TERMS OF AGREEMENT

1.
Separation. [Plavan has resigned, and his employment with Arcadia shall end, on ______________, 2021] OR [The Company has notified Plavan that his employment with Arcadia shall end on _________, 2021] (“Separation Date”). [As of the Separation Date, Plavan has resigned all positions he had or may have had with Arcadia including, but not limited to, as a director, officer, manager, employee or agent of Arcadia or any of its affiliates.] OR [As of the Separation Date, Plavan will no longer be an employee of the Company. Plavan hereby resigns from all other positions he has with Arcadia or any affiliate of Arcadia, including without limitation as a director, manager, employee or agent of Arcadia or any of its affiliates.]

2.
Accrued Salary and Vacation. On the Separation Date the Company will pay Plavan all accrued salary, and all accrued and unused vacation earned through the Separation Date, subject to all required payroll deductions and withholdings. Plavan is entitled to these payments regardless of whether or not he signs this Agreement.

3.
Intentionally Omitted.

4.
Stock Options. Subject to the terms of this Agreement, if Plavan does not revoke acceptance of this Agreement or the releases contained herein, then on the later of the Separation Date and the Effective Date (as defined in Section 32 of this Agreement), Plavan will be entitled to the benefits described in this Section 4.
a)
Plavan holds options to purchase shares of the Company’s common stock (“Options”) that were granted pursuant to the Plan, the rights of which Options are set forth in stock option agreements for these Options (“Stock Option Agreements”) and the Plan. Each Option is described on Exhibit A.
b)
As consideration for the releases contained herein and subject to the terms of this Agreement, on the Separation Date the Company agrees to (i) cause the Options to vest with respect to all shares of the Company’s common stock subject thereto and (ii) allow Plavan to exercise vested Options until the thirty (30) month anniversary of the Separation Date, or such earlier date as may be provided in the Plan and the applicable Stock Option Agreements in circumstances other than the termination of Plavan’s employment with the Company (collectively, the “Option Amendments”).
c)
The Options shall continue to be governed by the terms of the Stock Option Agreements and the Plan, except as specifically modified by the terms of this Section 4.
d)
The Option Amendments shall be conditioned upon and subject to Plavan’s compliance with the obligations imposed by this Agreement and the CIA Agreement. Plavan’s violation of this Agreement or the CIA Agreement shall entitle the Company to terminate the Option Amendments by written notice to Plavan.
e)
Plavan understands and agrees that to the extent that he is in position of material nonpublic information about the Company or its business partners, Plavan may not trade the Company’s common stock until such information is absorbed by the market following public announcement of it by the Company or another authorized party, or until such time as the information is no longer material. The foregoing restriction does not apply to Plavan’s exercise of the Options, but the sale of the stock issued upon exercise of the Options is subject to the foregoing restrictions.

5. Health Insurance Benefits. Plavan’s right to continue to participate in any of the health insurance benefit plans and programs of Arcadia in effect as of the Separation Date shall be determined according to the terms and provisions of such programs and plans and applicable law. To the extent provided by the federal COBRA law or, if applicable, state insurance laws, and by the Company's current group health insurance policies, Plavan will be eligible to continue his group health insurance benefits should he chose to do so and the Company will provide him with a separate notice describing his rights and obligations under COBRA. Should Plavan elect to continue health insurance benefits under COBRA, Arcadia shall pay the premium payments for such benefits through the earlier of May 31, 2022, or such time as Plavan and/or his eligible dependents become covered under another health insurance plan. Plavan shall have a duty to notify Arcadia if he and/or his eligible dependents become covered under another health insurance plan prior to May 31, 2022, at which time Arcadia shall have the right to terminate further COBRA premium payments. Also, should Plavan not elect COBRA, this severance benefit shall be forfeited and Arcadia shall have no obligation to pay Plavan the value of the COBRA premium payment

6.
Separation Payments. In addition to the Option Amendments as discussed in Section 4 of this Agreement and the COBRA premium payments as discussed in Section 5 of this Agreement, the Company shall pay Plavan three separation payments (each a “Separation Payment”) on January 1, 2022, February 1, 2022 and March 1, 2022 . Each of the first and second Separation Payments shall be in amount equal to Sixty One Thousand Six Hundred Sixty Six Dollars ($61,666), which is equivalent to two months of Plavan’s base salary as of the Separation Date. The third Separation Payment shall be in an amount equal to One Hundred Forty Three Thousand Two Hundred Seventy Eight Dollars ($143,278), which is the equivalent to the sum of two months of Plavan’s base salary as of the Separation Date and the estimated pro-rated bonus that Plavan would have been entitled to receive pursuant to Section 3(a)(iv) of the Severance Agreement if Plavan were terminated without Cause (as defined in the Severance Agreement) on the Separation Date.

7.
Required Conditions for Issuance of Separation Benefits. To be eligible to receive the Option Amendments, the COBRA premium payments, and the Separation Payments as discussed in Sections 3-6 of this Agreement (“Separation Benefits”) Plavan must:

a)
Sign and return this Agreement to Arcadia within twenty-one (21) calendar days from ____________, 2021 (which is the date the Agreement was provided to Plavan for review and consideration), and not revoke his acceptance once he signs the Agreement. Any negotiations or amendments made to the Agreement by the Parties following _____________, 2021 shall not extend the twenty-one (21) calendar day period.

b)
Support the internal and external messaging by Arcadia of his departure from the Company which supports the employees and the business objectives of the Company.

c)
Comply with all terms and conditions under this Agreement, as well as under the CIA Agreement.

8.
Other Compensation or Benefits. Plavan acknowledges that the Separation Benefits are sufficient consideration provided to him in return for his execution of this Agreement and that he was not otherwise entitled to such Separation Benefits upon his separation of employment from Arcadia. Plavan further acknowledges that, except as expressly provided in this Agreement, he is not entitled to and will not receive, in connection with his employment with Arcadia, any additional compensation, benefits or severance after the Separation Date. Thus, for any Company sponsored employee benefits not referenced in this Agreement, Plavan will be treated as a terminated employee effective on the Separation Date.

9.
Expense Reimbursement. Plavan agrees that no later than five (5) days after the Separation Date, he will submit any final documented expense reimbursement statement reflecting all business expenses he incurred through the Separation Date, if any, for which he seeks reimbursement. The Company will reimburse Plavan for these expenses pursuant to its regular business practice.

10.
Return of Company Property. Plavan agrees to immediately return to the Company on the Separation Date, all Company documents (and all copies thereof) and other Company property in his possession or control, including, but not limited to, Company files, notes, drawings, memoranda, records, business plans and forecasts, reports, proposals, personnel information, financial information, specifications, computer-recorded information, tangible property (laptop computer, cell phone, PDA, etc.), entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof in whole or in part). Plavan agrees that he will make a diligent search to locate any such documents, property and information on or before the Separation Date. If Plavan has used any non-Company computer, hard drive, portable flash drive, server, cellular telephone, iPhone, iPod, Blackberry, PDA, or e-mail system to receive, store, review, prepare or transmit any Company confidential or proprietary data, materials or information, he agrees to immediately provide the Company with a computer-useable copy of such information and then permanently delete and expunge such Company confidential or proprietary information from those systems. Plavan further agrees to provide the Company access to such systems as requested to verify that the necessary copying and/or deletion is completed. By executing and returning this Agreement, Plavan is certifying that he will comply with his obligations herein to return all Company documents and information regardless of where he has maintained such Company property. Plavan’s compliance with the terms of this Section is a condition precedent to his eligibility to receive the Separation Benefits described above.

11.
Continuing Obligation to Protect Company’s Proprietary Information. Plavan acknowledges that by reason of his position with Arcadia, he was, or may have been, given access to confidential or proprietary information or materials respecting Company’s business affairs, or the business affairs of the Company’s customers, parent, subsidiaries, or affiliates. Such confidential information includes, but is not limited to, the Company’s business strategies, financial results, human resource and personnel documentation, contractual agreements between Company and other individuals or entities, strategies and ideas, compilation of information and records which are owned by Company and which are regularly used in operation of its business, procedures, written descriptions, processes, research projects, protocols or other tangible items and documentation, including computer programs, reports and marketing information. Plavan represents that he has held all such information in confidence and will continue to do so. Plavan further acknowledges and agrees to comply with his continuing obligations under the CIA Agreement to refrain from disclosing or using, for himself or another, any of the Company’s proprietary trade secret information.

12.
Non-Interference; Non-Solicitation. To the fullest extent permitted by law, Plavan agrees not to unlawfully interfere with any of the Company's contractual obligations or prospective business opportunities with others. Furthermore, Plavan agrees not to: (i) use any of the Company's confidential proprietary or trade secret information to contact, with the intent to solicit or solicit the business of any client, customer, creditor, or licensee of the Company; or (ii) during a period of two (2) years after the later of the Effective Date of this Agreement and the Separation Date, take any action to induce or solicit employees or independent contractors of the Company to sever their relationship with Arcadia and accept an employment or an independent contractor relationship with any other business. Plavan acknowledges that this Section 12 is a reasonable and necessary measure designed to protect the confidential proprietary and trade secret information of the Company, as well as its employment and business relationships, and does not prejudice Plavan in his ability to work in his trade or profession.

13.
Cooperation. In the event that Arcadia or any of its affiliates becomes involved in any legal action relating to events which occurred during Plavan’s employment with the Company, Plavan shall cooperate with the Company to the fullest extent possible in the preparation, prosecution, or defense of the Company and/or its affiliate, including, but not limited to, the execution of affidavits or documents, testifying, or providing information requested by Arcadia or its affiliates, such assistance to be provided at the expense of the Company or its affiliate.

14.
Confidentiality. The provisions of this Agreement, and any negotiations regarding the Agreement, will be held in strictest confidence by Plavan and will not be publicized or disclosed in any manner whatsoever; provided; however, that Plavan may disclose this Agreement to: (a) his immediate family; (b) in confidence to his attorneys, accountants, auditors, tax preparers, and financial advisors; and (c) insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law. In particular, and without limitation, Plavan agrees not to disclose the terms of this Agreement to any current or former Company employee or independent contractor both during his review of the Agreement and after his execution of the Agreement.

15.
Non-disparagement. Plavan agrees that he will forever refrain from disparaging the personal and/or professional reputation of the Company, or its officers, directors, employees, shareholders, or agents, in any manner likely to be harmful to it/them or its/their business, business reputation, or personal reputation. The Company agrees that it will not knowingly permit the disparagement of Plavan’s personal and/or professional reputation by any employee who has been authorized to speak on behalf of the Company. However, the Company has no control over, and will not be responsible for, the conduct of any individual who has not been authorized to speak on behalf of the Company.

Plavan understands and agrees that this covenant not to disparage applies to both written and oral comments, as well as any comments posted on any social media or other Internet site. This provision does not prevent the Parties from responding accurately and fully to any question, inquiry or request for information when required by legal process.

16.
Release of Claims. Except as otherwise set forth in this Agreement, Plavan hereby releases, acquits and forever discharges the Company and its owners, officers, directors, shareholders, employees, agents, independent contractors, members, executors, partners, joint venturers, administrators, parent, subsidiaries, assigns, associates, affiliates, and attorneys, as well as all persons or companies acting by, under, through or in concert with any of them (the "Released Parties"), of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the execution date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with Plavan’s employment with the Company or the separation of that employment; claims or demands related to salary, vacation, fringe benefits, expense reimbursements, separation pay, equity or stock, or any other form of compensation; claims pursuant to any federal, state or local law, statute, or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Americans with Disabilities Act of 1990; the federal Employee Retirement Income Security Act of 1974, as amended; the federal Family and Medical Leave Act, as amended (the "FMLA"); the federal Age Discrimination in Employment Act; the federal Older Workers Benefit Protection Act; the Lilly Ledbetter Fair Pay Act; the California Fair Employment and Housing Act, as amended; the California Family Rights Act, as amended; the California Fair Pay Act; the California Labor Code; tort law; contract law; wrongful discharge; discrimination; harassment; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing ("Release"). This Release does not prohibit Plavan from participating in an Equal Employment Opportunity Commission ("EEOC") or other federal, state or local administrative agency investigation or proceeding. However, Plavan agrees to waive his right to monetary or other recovery should any claim be pursued with the EEOC or administrative agency on his behalf arising out of or related to his employment with and/or separation from the Company. In addition, this Release shall not be construed in any way to waive any rights or benefits that may not be waived pursuant to applicable law.

17.
No Actions or Claims. Plavan represents that he does not have pending, and will not file, in his name, or as a member of any class or representative action, any charges, complaints, grievances, arbitrations, lawsuits, or claims against the Released Parties, with any local, state or federal agency, union or court.

18.
Civil Code 1542 Waiver. In granting the Release, Plavan understands that this Agreement includes a release of all claims known or unknown. In giving his Release,

which includes claims which may be unknown to him at present, Plavan acknowledges that he or it has read and understands Section 1542 of the California Civil Code which reads as follows: "A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor." Plavan hereby expressly waives and relinquishes all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to the release of any unknown or unsuspected claims he may have against the Released Parties.

19.
Voluntary Agreement.Plavan understands, represents, and agrees as follows:

a. In exchange for executing this Agreement, Plavan is receiving separate consideration beyond that which he is otherwise entitled to.

b. By signing this Agreement, Plavan is waiving, among other rights, all claims and rights under the Age Discrimination in Employment Act ("ADEA") and the Older Workers' Benefit Protection Act ("OWBPA"), 29 U.S.C. §621, et seq. Accordingly, Plavan understands that he has twenty one (21) days to consider this Agreement, but need not take the full twenty one (21) day period if he does not wish to do so. If Plavan signs this Agreement before the expiration of the twenty-one (21) day period, he acknowledges and represents that he did so voluntarily.

c. Plavan has seven (7) days to revoke his waiver under the ADEA and OWBPA after signing this Agreement. For Plavan’s revocation to be effective, he must give written notice of his revocation to the Company (in care of, and addressed to, the attention of the Company’s corporate counsel, Mike DeAngelis of Weintraub Tobin Chediak Coleman Grodin, at the address listed in Section 24 of this Agreement) prior to the expiration of the seven (7) day period (“Revocation Period”). Plavan understands and acknowledges that if he revokes his acceptance of this Agreement within the Revocation Period, he will not be entitled to, and Arcadia will not be obligated to provide him with, any of the Separation Benefits outlined in Sections 3-6 of this Agreement. In such circumstance, if payments or benefits to Plavan have already begun, Arcadia may immediately cease any further payments or benefits.

d. Plavan acknowledges that: i) he has carefully read this Agreement; ii) he understands its final and binding effect; iii) he has been advised, by the language of this provision, of his right to consult with an attorney prior to signing the Agreement; and iv) he understands the provisions of this Agreement and knowingly and voluntarily agrees to be legally bound by them.

20.
No Admission of Liability. Each of the Parties acknowledges that neither this Agreement, nor Arcadia’s granting of the Separation Benefits to Plavan pursuant to this Agreement, shall be taken or construed to be an admission or concession of any kind with respect to any alleged liabilities, all of which are expressly denied by the Parties.

21.
Waiver of California Civil Code Section 1654. Each of the Parties has had the opportunity to obtain advice of legal counsel prior to the execution of this Agreement,

and understands fully the contents hereof. Therefore, this Agreement shall not be construed to have been drafted by any one Party and the Parties expressly waive the provisions of California Civil Code §1654 to the extent that it requires an ambiguity to be interpreted against the drafting party.

22.
Attorney’s Fees. Each Party shall bear its/his own attorney’s fees in the preparation and review of this Agreement. Should suit, action, or arbitration be instituted to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its/his costs and reasonable attorney’s fees.

23.
Compliance with IRC Section 409A. To the extent IRC Section 409A should apply to the payments and benefits provided to Plavan under this Agreement, in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Plavan on account of non-compliance with Section 409A.

24.
Notices. Any notice, consent, waiver, and other communication under this Agreement shall be in writing, and any written notice or other document shall be deemed to have been duly given and received (a) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; (b) upon confirmation of a receipt of a facsimile transmission; (c) if hand delivered, upon delivery against receipt or upon refusal to accept the notice; (d) if delivered by a recognized overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such Party at the address set forth below or at the most recent address specified through written notice under this provision; or (e) if delivered via email, upon confirmation of receipt. Failure to conform to the requirement that mailing be done by registered mail or certified mail shall not defeat the effectiveness of notice actually received by the addressee. Unless otherwise provided for in this Agreement, notices should be sent to the following addresses:

If to Plavan:

____________________________

____________________________

If to Arcadia:

Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 105

Davis, CA 95618

With a copy to Arcadia Corporate Counsel:

Mike DeAngelis

Weintraub Tobin Chediak Coleman Grodin

400 Capitol Mall, 11th Floor

Sacramento, California 95814

25.
No Reliance upon Representations. Plavan acknowledges that in executing this Agreement, he has not relied upon any representation or statement made by Arcadia or any Released Party with regard to the subject matter, basis or effect of this Agreement.

26.
Entire Agreement, Modification, Successors. Except as otherwise provided herein, this Agreement contains the entire Agreement between the Parties hereto with regard to the subject matters discussed herein and supersedes all prior oral and/or written agreements if any. This Agreement may be modified only by the further written agreement of the Parties. This Agreement will bind the heirs, personal representatives, successors and assigns of the Parties, and inure to the benefit of the Parties, and their heirs, successors and assigns.

27.
Severability. If any part of this Agreement is determined to be illegal, invalid or unenforceable, the remaining parts shall not be affected thereby and the illegal, unenforceable or invalid part shall be deemed not to be part of this Agreement.

28.
Waiver. Waiver by any Party of the breach of any provision of this Agreement by the other Party will not operate or be construed as a continuing waiver.

29.
Governing Law. Any action to enforce this Agreement or any dispute concerning the terms and conditions of this Agreement and a Party’s performance of the terms and conditions of this Agreement, shall be governed by the laws of the State of California.

30.
Counterparts. This Agreement may be executed in duplicate originals, each of which shall be deemed an original, and together shall constitute one Agreement.

31.
Captions. All paragraph captions are for reference only and shall not be considered in construing this Agreement.

32.
Effective Date. This Agreement shall become effective on the eighth (8th) day following execution by Plavan, provided Plavan does not revoke the Agreement before then (the "Effective Date"). Upon the Effective Date, the Parties hereto agree to be bound by all of its terms and provisions of the Agreement.

The Parties hereto have each duly executed this Separation and Release Agreement as of the Signature Date set forth below.

Dated:______________, 2021 __________________________________________

MATTHEW PLAVAN

Dated:______________, 2021 ARCADIA BIOSCIENCES, INC.

By:______________________________________

Title:_____________________________________

[SIGNATURE PAGE TO SEPARATION AND RELEASE AGREEMENT]

Exhibit A

STOCK OPTIONS

Grant Date	Shares Subject to Stock Options	Exercise Price Per Share
9/12/2016	6,250	$43.80
6/8/2017	11,250	$14.00
9/18/2018	47,200	$4.63
6/3/2019	26,000	$5.04
2/3/2020	76,000	$4.91
1/21/2021	250,000	$3.05
Total	416,700